Exhibit 24.1

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of May, 2013.

/s/ George S. Abrams
George S. Abrams

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of May, 2013.

/s/ Cristiana Falcone Sorrell
Cristiana Falcone Sorrell

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of May, 2013.

/s/ Alan C. Greenberg
Alan C. Greenberg

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ Robert K. Kraft
Robert K. Kraft

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ Blythe J. McGarvie
Blythe J. McGarvie

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of May, 2013.

/s/ Deborah Norville
Deborah Norville

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ Shari Redstone
Shari Redstone

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of May, 2013.

/s/ Sumner M. Redstone
Sumner M. Redstone

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ Frederic V. Salerno
Frederic V. Salerno

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Christa A. D’Alimonte, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) this Registration Statement on Form S-4 of the Company, and any and all amendments (including post-effective amendments) thereto, and any and all instruments and documents filed as part of or in connection with the said Registration Statement or any amendment(s) thereto, registering, in each case, for offer and sale the securities of the Company specified in such Registration Statement and (2) any and all documents relating to such securities to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments or supplements to such documents; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of May, 2013.

/s/ William Schwartz
William Schwartz